                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 1999

                              HCR MANOR CARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                          1-10858                    34-1687107
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

One SeaGate, Toledo, Ohio                                    43604-2616
(Address of principal executive offices)                     (Zip Code)



         Registrant's telephone number, including area code:  (419) 252-5500


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Item 5.  Other events
In the 4th quarter of 1998, HCR Manor Care amended the terms of the voting rights of the Company's convertible preferred stock investment in In Home Health, Inc. (IHHI). The amendment of the preferred stock rights along with changes related to controlling interest resulted in the de-consolidation of IHHI for reporting purposes. The Company did not change its ownership interest in IHHI's common stock or preferred stock. The Company's investment in IHHI, retroactive to January 1, 1998, is now recorded based on the equity method of accounting. Due to the de-consolidation in 1998, the individual income statement line items are not comparative to prior years, however, there is no effect on net income (loss). IHHI's revenues of $26 million and $110 million for the three months and year ended December 31, 1997, respectively, and operating expenses of $30 million and $126 million for the same periods, respectively, continue to be included in the Company's results for 1997.

Also, the Company elected to adopt Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," as of January 1, 1998. This Statement requires costs related to start-up activities to be expensed when incurred. The after-tax cumulative effect of this adoption was $5.6 million.

The effect of these items required the Company to restate its first three reported quarters for 1998 which restatement is reflected in this document.




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                         RESTATED QUARTERLY INFORMATION
                  CONSOLIDATED STATEMENTS OF INCOME (unaudited)

                                                                     3rd Quarter        2nd Quarter       1st Quarter
                                                                        1998                1998              1998
                                                                        ----                ----              ----
                                                                          (In thousands, except earnings per share)
Revenues                                                          $       557,386    $       545,393     $       551,149

Expenses:
  Operating                                                               428,085            430,430             423,314
  General and administrative                                               22,027             24,492              27,778
  Depreciation and amortization                                            31,270             29,829              28,383
  Provision for restructuring charge, merger expenses,
    asset impairment and other related charges                            240,655             13,500
                                                                  ---------------    ---------------     ---------------

                                                                          722,037            498,251             479,475
                                                                  ---------------    ---------------     ---------------
Income (loss) from continuing operations before
  other income (expenses) and income taxes                               (164,651)            47,142              71,674
Other income (expenses):
  Interest expense                                                        (11,942)           (11,447)            (10,675)
  Minority interest                                                           (55)              (161)               (123)
  Equity in earnings of affiliated companies                                1,421              1,361               1,257
  Interest income and other                                                 4,962              2,652               2,984
  Gain on conversion of Vitalink stock                                     99,769
  Interest income from advances to discontinued lodging segment                                                     (901)
                                                                  ---------------    ---------------     ---------------
                                                                           94,155             (7,595)             (7,458)
                                                                  ---------------    ---------------     ---------------
Income (loss) from continuing operations before income taxes              (70,496)            39,547              64,216
Income taxes                                                               12,449             13,066              21,735
                                                                  ---------------    ---------------     ---------------
Income (loss) from continuing operations                                  (82,945)            26,481              42,481
Discontinued operations:
  Income  from discontinued pharmacy operations (net of taxes)                153              3,521               4,370
                                                                  ---------------    ---------------     ---------------
Income (loss) before extraordinary item and cumulative effect             (82,792)            30,002              46,851
Extraordinary item (net of taxes)                                         (19,036)
Cumulative effect of change in accounting principle
   (net of taxes)                                                                                                 (5,640)
                                                                  ---------------    ---------------     ---------------
Net income (loss)                                                 $      (101,828)   $        30,002     $        41,211
                                                                  ===============    ===============     ===============

Earnings per share - basic
  Income (loss) from continuing operations                        $          (.76)   $           .24     $           .39
  Income from discontinued pharmacy operations (net of taxes)                                    .03                 .04
  Extraordinary item (net of taxes)                                          (.18)
  Cumulative effect (net of taxes)                                                                                  (.05)
                                                                  ---------------    ---------------     ---------------
  Net income (loss)                                               $          (.94)   $           .28*    $           .38
                                                                  ===============    ===============     ===============

Earnings per share - diluted
  Income (loss) from continuing operations                        $          (.76)   $           .24     $           .38
  Income from discontinued pharmacy operations (net of taxes)                                    .03                 .04
  Extraordinary item (net of taxes)                                          (.18)
  Cumulative effect (net of taxes)                                                                                  (.05)
                                                                  ---------------    ---------------     ---------------
  Net income (loss)                                               $          (.94)   $           .27     $           .37
                                                                  ===============    ===============     ===============
Weighted average shares:
     Basic                                                                108,475            108,296             108,175
     Diluted                                                              108,475            111,007             111,165
*Doesn't add due to rounding


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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HCR MANOR CARE, INC
                                     (Registrant)

Date:  February 8, 1999              By:/s/ Geoffrey G. Meyers
                                        ----------------------
                                        Geoffrey G. Meyers, Executive Vice
                                        President and Chief Financial Officer